Supplement to
Fidelity's Connecticut Municipal Funds
January 26, 2002
Prospectus as Revised March 25, 2002

The following information replaces the second bullet found under the heading "Principal Investment Strategies" in the "Investment Summary" section for Fidelity Connecticut Municipal Money Market Fund on page 3.

  Normally investing at least 80% of assets in municipal securities whose interest is exempt from Connecticut personal income tax.

The following information replaces the second paragraph found under the heading "Principal Investment Strategies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 8.

FMR normally invests at least 80% of the fund's assets in municipal securities whose interest is exempt from Connecticut personal income tax and invests the fund's assets so that at least 80% of the fund's income distributions is exempt from federal income tax. Municipal securities whose interest is exempt from federal and Connecticut income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The following information replaces similar information found under the heading "Fundamental Investment Policies" in the "Investment Details" section for Fidelity Connecticut Municipal Money Market Fund on page 11.

Connecticut Municipal Money Market Fund seeks as high a level of current income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with preservation of capital. Under normal conditions, at least 80% of the fund's income distributions will be exempt from federal income tax and at least 80% of the fund's assets will be invested in state tax-free obligations.

The following information replaces the biographical information for George Fischer found in the "Fund Management" section on page 21.

Mark Sommer is manager of Spartan Connecticut Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

CTR/CTM-02-02 June 6, 2002
1.475744.110

Supplement to the
Fidelity's New Jersey Municipal Funds
January 26, 2002
Prospectus

The following information replaces the footnote to the "Fund Minimums" table found under the heading "General Information" in the "Buying and Selling Shares" section on page 17.

A $10,000 for existing investors who owned shares since October 30, 2001.

The following information replaces the biographical information found in the "Fund Management" section on page 24.

Mark Sommer is manager of Spartan New Jersey Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1992, Mr. Sommer has worked as an analyst and manager.

NJN-02-01 June 6, 2002
1.475763.112

Supplement to the Fidelity® Florida Municipal Funds
January 26, 2002
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 21.

Douglas McGinley is manager of Spartan® Florida Municipal Income, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1994, Mr. McGinley has worked as an analyst and manager.

SFC-02-01 June 6, 2002
1.479533.110